UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2015

VOLT INFORMATION SCIENCES, INC.
(Exact name of registrant as specified in its charter)

New York	001-9232	13- 5658129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1065 Avenue of the Americas, New York, New York	10018
(Address of principal executive offices)	(Zip Code)

(212) 704-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year

On October 30, 2015, the Board of Directors of Volt Information Sciences, Inc. (the “Company”) amended the Company’s By-Laws, effective the same day, to eliminate reference to the Chairman of the Board of Directors being an executive officer of the Company, to expressly state that director elections shall be by plurality vote which is the statutory standard under New York law, to modify gender references to reflect gender neutrality, to modify the means of sending notice to electronic from telegraphic means, and to reduce the timing of notice of special meetings of the Board of Directors.

The foregoing description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the By-Laws, as amended, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibit. The following exhibit is furnished as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

3.2	By-Laws of Volt Information Sciences, Inc., as amended through October 30, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLT INFORMATION SCIENCES, INC.

Date: November 4, 2015	By:	/s/ Paul Tomkins
Name: Paul Tomkins
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	By-Laws of Volt Information Sciences, Inc., as amended through October 30, 2015.